UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2009

Virage Logic Corporation

(Exact name of registrant as specified in its charter)

000-31089

(Commission File Number)

Delaware	77-0416232
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

47100 Bayside Parkway

Fremont, California 94538

(Address of principal executive offices, with zip code)

(510) 360-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 15, 2009, Virage Logic Corporation (the “Company”) filed a Current Report on Form 8-K reporting that, as of that date, approximately 84.68% of the ordinary shares of ARC International Plc, a public limited company incorporated in England and Wales and listed on the London Stock Exchange (“ARC”), had been tendered into a recommended cash offer (the “Offer”) commenced by the Company on August 18, 2009 for all of the outstanding shares of ARC, and that the Offer had been declared unconditional in all respects.

In that Current Report, the Company indicated that it would file the financial statements and furnish the pro forma financial information reflecting the acquisition of ARC, as required by Item 9.01 of Form 8-K, no later than 71 calendar days after the date that Current Report was required to be filed. This Amendment No. 1 to the Company’s September 15, 2009 Current Report on Form 8-K files the required financial information and furnishes the required pro forma financial information.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The following audited financial statements of ARC are attached as Exhibit 99.1 to this Amendment No. 1 to the Company’s September 15, 2009 Current Report on Form 8-K and incorporated in their entirety herein by reference:

Balance Sheets as of December 31, 2008 and December 31, 2007

Income Statements for the years ended December 31, 2008 and December 31, 2007

Statements of Recognised Income and Expense for the years ended December 31, 2008 and December 31, 2007

Cash Flow Statements for the years ended December 31, 2008 and December 31, 2007

Notes to the Accounts

(b) Pro forma financial information.

The following pro forma financial information reflecting the acquisition of ARC by the Company is attached as Exhibit 99.3 to this Amendment No. 1 to the Company’s September 15, 2009 Current Report on Form 8-K:

Unaudited Pro Forma Condensed Combined Financial Information (Introduction)

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2009

Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended September 30, 2008

Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended June 30, 2009

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d) Exhibits.

23.1	Consent of Independent Auditors.

23.2	Consent of Independent Accountants.

99.1	Audited Consolidated Financial Statements of ARC for the years ended December 31, 2008 and December 31, 2007.

99.2	Unaudited Consolidated Financial Statements of ARC for the six months ended June 30, 2009 and June 30, 2008.

99.3	Unaudited pro forma condensed combined financial information of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2009	VIRAGE LOGIC CORPORATION

	By:	/s/ BRIAN SEREDA
Brian Sereda
Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

23.1	Consent of Independent Auditors.

23.2	Consent of Independent Accountants.

99.1	Audited Consolidated Financial Statements of ARC for the years ended December 31, 2008 and December 31, 2007.

99.2	Unaudited Consolidated Financial Statements of ARC for the six months ended June 30, 2009 and 2008.

99.3	Unaudited pro forma condensed combined financial information of the Company.